EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FOXO Technologies Inc, a Delaware corporation (the “Company”), on Form 10-Q for the period ended September 30, 2024 as filed with the Securities and Exchange Commission (the “Report”) Mark White, Interim Chief Executive Officer and Martin Ward, Interim Chief Financial Officer of the Company, do here by certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2024

/s/ Mark White
Mark White
Interim Chief Executive Officer (Principal Executive Officer)

/s/ Martin Ward
Martin Ward
Interim Chief Financial Officer (Principal Financial and Accounting Officer)